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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference of our report dated January 9, 2004, on the 2003 consolidated financial statements included in this Registration Statement on Form S-8 for the United Bancorp, Inc. Stock Option Plan. Our report is also included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

/s/GRANT THORNTON LLP

Cincinnati, Ohio
February 28, 2005